SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549



FORM 8-K



CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


June 30, 1999
(Date of report)



SYNCRONYS SOFTCORP
(Exact name of registrant as specified in its charter)

Nevada                                          0-25736
(State or other jurisdiction of incorporation)	(Commission file number)

33-0653223
(I.R.S. Employer Identification No.)



13465 Beach Avenue
Marina del Rey, CA 90292
(Address of principal executive offices and zip code)





(310) 823-9513
(Registrant telephone number)










This Form 8-K consists of 10 pages






                                                                Page 1 of 10


Item 5.  Other Events.

On June 15, 1999 Syncronys Softcorp filed its eleventh Monthly Interim Statement and Debtor in Possession Operating Report for the period: May 1, 1999 through May 31, 1998.
Reports details listed under Item 7 following this item.









                                                                Page 2 of 10
Office of the United States Trustee

In re:                 Debtor in Possession Interim Statement

Syncronys Softcorp                            Statement Number: 11
Debtor                                        For the period From:  1-May-99
Chapter 11 Case No: LA98-38413VZ                               To: 31-May-99

CASH ACTIVITY ANALYSIS (Cash Basis Only)    General        Payroll     Tax
                                            Account        Account     Account
A. Total Receipts per all Prior
             Interim Statements          $851,376.70    235,037.23      100.00
B. Less: Total Disbursements per all
                Prior statements          674,154.25    234,830.21       90.00
C. Beginning Balance (A less B)           177,222.45        207.02       10.00
D. Receipts during Current Period                  See separate sheet

TOTAL RECEIPTS THIS PERIOD:                   830.78     20,700.00           0
E. Balance Available (C plus D)           178,053.23     20,907.02       10.00
F. Less Disbursements during Current Period
   (Attach Separate Listing if Necessary)
Date   Check No.    Payee/Purpose
                                                   See separate sheet

TOTAL DISBURSEMENTS THIS PERIOD:          138,915.08     20,871.58           0
G. Ending Balance (E less F)              $39,138.15        $35.44      $10.00

H. (1) General Account:
(a) Depository Name and Location:   B of A Customized Accounting Services #1581
                                    345 Montgomery St., San Francisco, CA 94101
(b) Account Number: 15811 07930

(2) Payroll Account:
(a) Depository Name and Location:   B of A Customized Accounting Services #1581
                                    345 Montgomery St., San Francisco, CA 94101
(b) Account Number: 15817 07932

(3) Tax Account:
(a) Depository Name and Location:   B of A Customized Accounting Services #1581
                                    345 Montgomery St., San Francisco, CA 94101
(c) Account Number: 15817 07937

I. Other monies on hand - BK Attorney Client Trust Account American Bus. Bank Account # 1205080 Amount as of May 31, 1999: $67,759.65

I, Alan Hart, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.

Dated: 6/15/99
                          Walter D. Doyle                   Alan Hart


                     			  President / CEO                   Accountant
                          Syncronys Softcorp   	            Syncronys Softcorp
                          Debtor in Possession              Debtor in Possession
                                                                Page 3 of 10
                                                          Bank Accounts
Date     Type    Description                     General      Payroll      Tax

                 Receipts

05/11/99 Deposit  Misc. Sales & Deposit Refund     237.55
05/13/99 Xfer     Transfer to Payroll Account              10,700.00
05/20/99 Deposit  Misc. Sales                       29.99
05/27/99 Xfer     Transfer to Payroll Account              10,000.00
05/27/99 Deposit  Misc. Sales                      563.24

         Total Receipts this period                830.78  20,700.00      0.00
         Less Transfers between accounts             0.00  20,700.00      0.00

         Net Deposit                               830.78       0.00      0.00




                 Disbursements

05/02/99 CK1319  Stream International -
                 Admin.Claim-settlement in full 25,000.00
05/03/99 CK1320  Brian Semler - Rent - May 1999  2,481.60
05/03/99 CK1321  US Treasury - FUTA Tax             77.44
05/04/99 CK1322  DTC - Subscription              1,700.00
05/04/99 CK1323  Secretary of State - Annual fee    85.00
05/05/99 ED      ADP Payroll Processing Fee                    34.75
05/05/99 CK1324  IOS Capital - Copier Lease        213.43
05/05/99 CK1325  Southwestern Bell - Phone         131.61
05/07/99 CK1326  The Taurus Group - Expense
                 Reimbursement                   5,000.00
05/10/99 CK1327  Carl Kosnar - Consulting        4,000.00
05/11/99 CK1328  The Money Show - Marketing      3,000.00
05/11/99 CK1329  Equivest Heritage Group -
                 Expense Reimbursement          20,000.00
05/12/99 CK1330  BK Attorney Trust Account      50,000.00
05/13/99 Xfer    Transfer to Payroll Account    10,700.00
05/15/99 CK1331  Ingram Gore - Consulting        1,100.00
05/15/99 ED      Payroll Taxes                              2,186.86
05/15/99 ED      Payroll Net Amount                         8,443.58
05/17/99 CK1332  State Fund - Worker's Comp.
                 Insurance Premium                 632.97
05/17/99 CK1333  Allstate Maintenance - Cleaning   150.00
05/17/99 CK1334  Blue Shield - Group Insurance      73.63
05/17/99 CK1335  Blue Shield - Group Insurance     671.75
05/17/99 CK1336  Budgetel Comm.- Phone Maintenance 132.50
05/17/99 CK1337  City of LA - Power                225.81
05/17/99 CK1338  Cyberverse - Web Page Hosting     344.80
05/17/99 CK1339  GTE - ISDN Line                   325.55
05/17/99 CK1340  Kelly Services - Temp. Service  1,070.64
05/17/99 CK1341  Pacific Alarm - Alarm Service      35.00
05/17/99 CK1342  Southwestern Bell - Phone         172.00
05/17/99 CK1343  Viking Office Products - office
                 Supplies                          225.99

                                                                Page 4 of 10

05/17/99 CK1344  VSP - Group Insurance              95.36
05/19/99 ED      ADP Payroll Processing Fee                    34.75
05/20/99 CK1345  US Postal Service - Postage       100.00
05/25/99 CK1346  FedEx - Overnight Package          70.00
05/27/99 Xfer    Transfer to Payroll Account    10,000.00
05/29/99 ED      Payroll Taxes                              1,269.25
05/31/99 ED      Payroll net Amount                         8,902.39
05/31/99 CK1347  Ingram Gore - Consulting        1,100.00

         Total Disbursement this period       $138,915.08  20,871.58      0.00
         Less transfers between accounts        70,700.00       0.00      0.00
         Net Disbursements this period          68,215.08  20,871.58      0.00

                                                                Page 5 of 10

Office of the United States Trustee

In re:      Debtor in Possession Operating Report  Page 1 of 3

Syncronys Softcorp                            Report Number: 11
Debtor                                        For the period From:  1-May-99
Chapter 11 Case No: LA98-38413VZ                               To: 31-May-99
1. Profit and Loss Statement (Accrual Basis only)
A. Related to Business Operations:
Gross Sales                             $  683
Less: Sales Returns and Discounts            0
      Net Sales                                     683
Less: Cost of Goods Sold:
Beginning Inventory at Cost                  0
Add: Purchases
Less: Ending Inventory at Cost               0
      Cost of Goods Sold                              0
           Gross Profit                                        683
           Other Operating Revenues:                             0
Less: Operating Expenses:
Officer Compensation                         0
Salaries and Wages - Other Employees    19,750
      Total Salaries and Wages                   19,750
      Employee Benefits and Pensions                745
Payroll Taxes                            1,130
Real Estate Taxes                            0
Federal and State Income Tax                 0
      Total Taxes                                 1,130
Rent and Lease Exp(Real & Personal Prop) 2,704
Interest Expense (Mortgage, Loan, etc.)      0
Insurance                                  633
Automobile Expense                           0
Utilities (Gas, Elect, Water, Phone)       231
Depreciation and Amortization              465
Repairs and Maintenance                    150
Advertising                              3,000
Supplies, Office Expenses, copies, etc.)   237
Bad Debts                                    0
Miscellaneous Operating Expenses:       13,205 (see attached sheet)
      Total Operating Expenses                   42,250
            Net Gain/Loss from Business Operations         (41,567)

B. Not Related to Business Operations:
Income:
      Interest income                               101
      Other Non-Operating Revenue -Misc.              0
      Gross Proceeds on Sale of Assets       0
      Less: Original Cost of Assets plus
            Expenses of Sale                 0
            Net Gain/Loss on Sale of Assets           0
Total Non-Operating Income                                     101
Expenses Not Related to Business Operations:
Legal and Professional Fees - Legal, BK Attorney  7,000
Other Non-Operating Expenses (Specify)                0
Total Non-Operating Expenses                                 7,000
NET INCOME/LOSS FOR PERIOD                               $ (48,466)
                                                                Page 6 of 10

     Syncronys Softcorp May 1999 Misc. Operating Expenses

          Alarm Service                        35
          Bank Charges                          0
          Business License                      0
          Consultants - G&A                 4,000
          Consultants - M&S                 2,200
          Corporate Fees                       85
          Courier                              79
          Dues and Subscriptions            1,700
          Misc. office Expenses                 0
          Payroll Service - fees               70
          Postage                             505
          Press releases                        0
          Printing                          1,323
          Telephone                         1,378
          Temporary personnel               1,160
          Web Site & Internet                 670


          Total Misc. Operating Expenses  $13,205


































                                                                Page 7 of 10
Debtor in Possession Operating Report No: 11  Page 2 of 3

2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):
                               Accounts Payable	  Accounts Receivable
      Current     Under 30 Days      $4,073          $      0
      Overdue     31 - 60 Days            0                 0
      Overdue     61 - 90 Days            0                 0
      Overdue     91 - 120 Days           0                 0
      Overdue     Over 121 Days           0                 0
           TOTAL                     $4,073          $      0

3. Statement of Status of Payments to Secured Creditors and Lessors:

Creditor/Lessor  Freq. Of Payments   Amount of     Next        Post-Petition
                 Per Contract/Lease  Each Payment Payment    Payments Not Made
                 (i.e. mo., qtr.)                   Due       Number   Amount

IOS Capital      mo                  $213.43       6/09/99
Brian Semler     mo                $2,481.60       6/01/99

4. Tax Liability:
      Gross Payroll Expense for Period:                  $19,750
      Gross Sales for Period Subject to Sales Tax:       $     0

                                Date Paid    Amount Paid   Post Petition
                                                           Taxes Owed
Federal Payroll & Withholding    5/15/99        $1,752
Taxes                            5/31/99           834          0
State Payroll & Withholding      5/15/99           435
Taxes                            5/31/99           435          0
State Sales & use Tax             N/A             N/A          N/A
Real Property taxes               N/A             N/A          N/A

5. Insurance Coverage:     Carrier/      Amount of    Policy    Premium Paid
                             Agent      Coverage     Exp Date Through Date

Worker's Compensation   ISU Bob Gabriel $1,000,000   10/20/99   10/20/99
Liability                 Same           2,000,000   11/20/99   11/20/99
Fire & Extended Coverage  Same              50,000   11/20/99   11/20/99
Property                  Same              50,000   11/20/99   11/20/99
Theft                     Same              50,000   11/20/99   11/20/99
Life (Beneficiary):        N/A
Vehicle                    N/A
Other (Specify):










                                                                Page 8 of 10
Debtor in Possession Operating Report No: 11  Page 3 of 3

Questions:

A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

   : yes Explain:
 X : No

B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as has been authorized by the Court?

   : yes Explain:
 X : No

7. Statement of Unpaid Professional Fees (Post Petition Amounts Only)

Name of Professional                State Type of               Total Post
                                    Professional              Petition Amount
                                 (Attorney/Accountant, etc.)       Unpaid

Levene, Neale, Bender & Rankin       BK Attorney                   $45,871

8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)

On May 12, 1999 Syncronys Softcorp filed its first Amended Disclosure Statement and Plan of Reorganization.

9. Quarterly Fees; (This fee must be paid to the United States Trustee every calendar quarter)

Quarterly Period	Total Distribution  Quarterly	Date Amount Check	Quarterly Fee
     Ending           for Quarter        Fee    Paid  Paid   No.   Still Owing

Sept. 30, 1998      $198,968        $1,250 10/29/98 $1,250  1117       0
Dec.  31, 1998       204,986         1,250 01/29/99  1,250  1205       0
March 31, 1999       249,357         1,250 04/29/99  1,250  1317       0

I, Alan Hart, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated: 6/15/99
                          Walter D. Doyle                   Alan Hart



                    				  President / CEO                   Accountant
                          Syncronys Softcorp 	            Syncronys Softcorp
                          Debtor in Possession              Debtor in Possession


                                                                Page 9 of 10
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      SYNCRONYS SOFTCORP
                                                      (Registrant)




Date: June 30, 1999                                   By:  /S/ Walter D. Doyle
                                                      Walter D. Doyle
                                                      President/CEO












                                                                Page 10 of 10